Exhibit 99.2
RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE
SIX MONTHS ENDED JUNE 30, 2005 AND 2004

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2005 and December 31, 2004

	June 30,	December 31,
	2005	2004

	(Unaudited)
	(Dollars in thousands)
ASSETS
Cash and cash equivalents	$2,189,389	$899,083
Mortgage loans held for sale	15,020,270	14,032,781
Trading securities	3,721,971	2,714,700
Available for sale securities	1,371,605	1,244,658
Mortgage loans held for investment, net	55,620,794	56,835,356
Lending receivables, net	10,536,742	9,357,397
Mortgage servicing rights, net	3,246,327	3,365,992
Accounts receivable	1,884,035	2,110,417
Investments in real estate and other	1,526,385	1,397,246
Goodwill	450,026	454,278
Other assets	2,757,767	1,937,556

Total assets	$98,325,311	$94,349,464

LIABILITIES
Borrowings:
Affiliate borrowings	$8,253,463	$10,006,242
Collateralized borrowings in securitization trusts	46,535,191	50,708,476
Other borrowings	29,418,253	23,703,650

Total borrowings	84,206,907	84,418,368
Deposit liabilities	2,990,996	1,664,970
Other liabilities	4,066,726	3,900,381

Total liabilities	91,264,629	89,983,719

STOCKHOLDER’S EQUITY
Common stock, $0.01 par value (1,000 shares authorized, issued and outstanding) and paid-in capital	3,350,459	1,246,778
Retained earnings	3,582,182	2,959,961
Accumulated other comprehensive income	128,041	159,006

Total stockholder’s equity	7,060,682	4,365,745

Total liabilities and stockholder’s equity	$98,325,311	$94,349,464

The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended June 30		Six Months Ended June 30

	2005	2004	2005	2004

	(Unaudited)
	(Dollars in thousands)
Revenue
Interest income	$1,355,130	$1,256,924	$2,671,737	$2,358,670
Interest expense	850,061	555,334	1,615,971	1,060,566

Net interest income	505,069	701,590	1,055,766	1,298,104
Provision for loan losses	142,094	196,633	297,926	379,852

Net interest income after provision for loan losses	362,975	504,957	757,840	918,252
Gain on sale of mortgage loans, net	150,604	218,000	480,247	420,435
Servicing fees	345,256	312,545	686,023	616,169
Amortization and impairment of servicing rights	(306,929)	(135,584)	(446,709)	(451,547)
Servicing asset valuation and hedge gain (loss), net	161,128	(115,725)	93,267	14,678

Net servicing fees	199,455	61,326	332,581	179,300
Gain on investment securities, net	103,469	57,119	175,584	68,282
Real estate related revenues	193,685	179,957	325,059	289,847
Other income	88,217	78,819	154,671	168,649

Total net revenue	1,098,405	1,100,088	2,225,982	2,044,765
Expenses
Compensation and benefits	364,875	329,007	684,806	613,270
Professional fees	46,085	48,886	96,383	93,323
Data processing and telecommunications	47,628	46,741	97,073	92,791
Advertising	46,613	37,383	85,918	70,921
Occupancy	30,837	26,433	60,404	51,619
Other	103,320	124,653	213,501	246,210

Total expenses	639,358	613,103	1,238,085	1,168,134

Income before income tax expense	459,047	486,985	987,897	876,631
Income tax expense	158,621	214,147	365,676	369,086

Net Income	$300,426	$272,838	$622,221	$507,545

The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
Six Months Ended June 30, 2005 and 2004

	Common			Accumulated
	Stock and			Other	Total
	Paid-in	Retained	Comprehensive	Comprehensive	Stockholder’s
	Capital	Earnings	Income	Income	Equity

	(Unaudited)
	(Dollars in thousands)
Balance at January 1, 2005	$1,246,778	$2,959,961		$159,006	$4,365,745
Net income	—	622,221	$622,221	—	622,221
Capital contributions	2,103,681	—	—	—	2,103,681
Other comprehensive income, net of tax:
Unrealized loss on investment securities	—	—	(7,337)	—	(7,337)
Foreign currency translation adjustment	—	—	(17,696)	—	(17,696)
Unrealized loss on derivatives	—	—	(5,932)	—	(5,932)

Other comprehensive income	—	—	(30,965)	(30,965)	—

Comprehensive income	—	—	$591,256	—	—

Balance at June 30, 2005	$3,350,459	$3,582,182		$128,041	$7,060,682

Balance at January 1, 2004	$1,193,592	$1,991,749		$666	$3,186,007
Net income	—	507,545	$507,545	—	507,545
Other comprehensive income, net of tax:
Unrealized loss on investment securities	—	—	(1,258)	—	(1,258)
Foreign currency translation adjustment	—	—	1,377	—	1,377
Unrealized gain on derivatives	—	—	130,027	—	130,027

Other comprehensive income	—	—	130,146	130,146	—

Comprehensive income	—	—	$637,691	—	—

Balance at June 30, 2004	$1,193,592	$2,499,294		$130,812	$3,823,698

The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Restated

	Six Months Ended June 30

	2005	2004

	(Unaudited)
	(Dollars in Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$622,221	$507,545
Reconciliation of net income to net cash provided by (used in) operating activities:
Amortization and impairment of mortgage servicing rights	446,709	451,547
Depreciation and amortization	358,177	177,932
Provision for loan losses	297,926	379,852
Gain on sale of mortgage loans, net	(480,247)	(420,435)
Net gain on sale of other assets	(26,177)	(18,208)
Gain on valuation of derivatives	(304,942)	(54,219)
Gain on investment securities	(73,494)	(10,177)
Equity in earnings of investees in excess of cash received	(66,227)	(62,952)
Loss (gain) on valuation of mortgage servicing rights	338,004	(237,663)
Originations and purchases of mortgage loans held for sale	(71,219,250)	(56,550,124)
Proceeds from sales and repayments of mortgage loans held for sale	66,180,438	55,642,969
Deferred income tax	(36,917)	578,617
Net change in:
Trading securities	(952,148)	982,793
Accounts receivable	214,267	(34,532)
Other assets	373,805	1,153,625
Other liabilities	(467,655)	(1,251,965)

Net cash provided by (used in) operating activities	(4,795,510)	1,234,605
CASH FLOWS FROM INVESTING ACTIVITIES:
Net increase in lending receivables	(1,100,635)	(1,100,260)
Originations and purchases of mortgage loans held for investment	(10,011,203)	(18,829,454)
Proceeds from sales and repayments of mortgage loans held for investment	14,279,948	8,684,197
Purchases of available for sale securities	(562,741)	(382,056)
Proceeds from sales and repayments of available for sale securities	444,958	11,695
Additions to mortgage servicing rights	(66,424)	(126,112)
Purchase of and advances to investments in real estate and other	(428,821)	(267,429)
Proceeds from sales of and returns of investments in real estate and other	373,444	351,072
Other, net	118,152	215,227

Net cash provided by (used in) in investing activities	3,046,678	(11,443,120)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in affiliate borrowings	212,325	(208,840)
Net increase (decrease) in other short-term borrowings	739,923	(235,761)
Proceeds from issuance of collateralized borrowings in securitization trusts	6,829,583	17,016,524
Repayments of collateralized borrowings in securitization trusts	(10,817,845)	(7,180,469)
Proceeds from other long-term borrowings	4,825,963	—
Repayments of other long-term borrowings	(64,268)	(209,124)
Increase in deposit liabilities	1,326,026	650,680

Net cash provided by financing activities	3,051,707	9,833,010
Effect of foreign exchange rates on cash and cash equivalents	(12,569)	2,021

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,290,306	(373,484)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	899,083	941,093

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,189,389	$567,609

SUPPLEMENTAL DISCLOSURES FOR NON-CASH TRANSACTIONS:
Capital contribution through forgiveness of affiliate borrowings	$2,000,000	$—
Capital contributions of lending receivables	103,681	—
The Notes to the Condensed Consolidated Financial Statements are an integral part of these statements.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.	Basis of Presentation
      Residential Capital Corporation (the Company) is a wholly-owned subsidiary of GMAC Mortgage Group, Inc. (the Group), which is a wholly-owned subsidiary of General Motors Acceptance Corporation (GMAC). GMAC is a wholly-owned subsidiary of General Motors Corporation (GM).
      The Company did not conduct any operations prior to the contribution of GMAC Residential Holding Corp. and GMAC-RFC Holding Corp. in March of 2005 by the Group to the Company. Prior to the contribution, all of the entities, including the Company, were under the common control of the Group. Accordingly, the contribution of the net assets of GMAC Residential Holding Corp. and GMAC-RFC Holding Corp. were accounted for at their historical carrying values at the date of transfer. All prior periods have been presented as if the previously separate entities were combined. The Company conducts its operations primarily through four operating business segments: GMAC Residential, Residential Capital Group, Business Capital Group and International Business Group.
      The condensed consolidated financial statements as of June 30, 2005 and for the three and six month periods ended June 30, 2005 and 2004 are unaudited but, in management’s opinion, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods.
      The interim period consolidated financial statements, including the related notes, are condensed and do not include all disclosures required by accounting principles generally accepted in the United States of America (GAAP). These interim period condensed consolidated financial statements should be read in conjunction with the Company’s audited combined financial statements as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 included in the Form 10 filed with the United States Securities and Exchange Commission on July 15, 2005.

Restatement of Cash Flow Information
      Subsequent to the issuance of the Company’s interim consolidated financial statements as of and for the six months ended June 30, 2005, the Company restated its historical condensed consolidated financial statements for the six months ended June 30, 2005 and 2004 to correct the classification of cash flows related to certain mortgage loans. Specifically, cash outflows related to certain mortgage loan originations and purchases were not appropriately classified as either operating cash flows or investing cash flows consistent with our original designation as loans held for sale or loans held for investment. In addition, proceeds from sales and repayments related to certain mortgage loans, which initially were classified as mortgage loans held for investment and subsequently transferred to mortgage loans held for sale, were reported as operating cash flows instead of investing cash flows in our consolidated statements of cash flows, as required by Statement of Financial Accounting Standards No. 102 Statement of Cash Flows — Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale. Finally, certain non-cash proceeds and transfers were not appropriately presented in the statements of cash flows.
      The restatement does not impact the total increase or decrease in cash and cash equivalents. Further, the restatement has no impact on the Company’s consolidated statement of income, consolidated balance sheet or consolidated statement of changes in stockholder’s equity. The effect of the restatement on the

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
Company’s previously reported consolidated statements of cash flows for the six months ended June 30, 2005 and 2004 is as follows:

	Six Months Ended June 30,

	2005	2005

	(Dollars in thousands)
Net cash provided by (used in) operating activities:
As previously reported	$(650,515)	$3,019,143
As restated	(4,795,510)	1,234,605

Net cash provided by (used in) investing activities:
As previously reported	(1,098,317)	(13,227,658)
As restated	3,046,678	(11,443,120)

Recently Issued Accounting Standards
      Statement of Position 03-3 — In December 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-3, Accounting for Certain Loans or Debt Securities Acquired in a Transfer (SOP 03-3), that addresses accounting for differences between contractual cash flows and cash flows expected to be collected from an investor’s initial investment in loans or debt securities acquired in a transfer if those differences are attributable, at least in part, to credit quality. SOP 03-3 does not apply to loans originated by the Company. SOP 03-3 limits the accretable yield to the excess of the investor’s estimate of undiscounted expected principal, interest, and other cash flows expected at acquisition over the investor’s initial investment in the loan and it prohibits carrying over or creating a valuation allowance for the excess of contractual cash flows over cash flows expected to be collected in the initial accounting of a loan acquired in a transfer. SOP 03-3 and the required disclosures were effective for loans acquired in fiscal years beginning after December 15, 2004. Adoption of SOP 03-3 did not have a material impact on the Company’s financial condition or results of operations.
      Statement of Financial Accounting Standards No. 154 — In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards 154, Accounting Changes and Error Corrections (SFAS 154), that addresses accounting for changes in accounting principle, changes in accounting estimates, changes required by an accounting pronouncement in the instance that the pronouncement does not include specific transition provisions and error correction. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle and error correction unless impracticable to do so. SFAS 154 states an exception to retrospective application when a change in accounting principle, or the method of applying it, may be inseparable from the effect of a change in accounting estimate. When a change in principle is inseparable from a change in estimate, such as depreciation, amortization or depletion, the change to the financial statements is to be presented in a prospective manner. SFAS 154 and the required disclosures are effective for accounting changes and error corrections in fiscal years beginning after December 15, 2005.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

2.	Trading Securities
      Trading securities were as follows:

	June 30,	December 31,
	2005	2004

	(In thousands)
Mortgage and asset-backed securities	$1,535,601	$1,141,460
Residual interests	1,098,791	1,033,544
Interest-only securities	189,451	187,835
Principal-only securities	24,707	200,666
U.S. Treasury securities	872,555	150,375
Other	866	820

Total	$3,721,971	$2,714,700

Net unrealized gains	$123,802	$29,895
Pledged as collateral	2,366,791	2,252,532
      Retained interests from the Company’s off-balance sheet securitizations are retained in the form of mortgage-backed securities, residual interests, interest-only strips and principal-only strips. At June 30, 2005, trading securities totaling $1.3 billion are retained interests from the Company’s off-balance sheet securitizations.

3.	Available for Sale Securities
      The cost, fair value, and gross unrealized gains and losses on available for sale securities were as follows:

	June 30, 2005

		Gross Unrealized

	Cost	Gains	Losses	Fair Value

	(In thousands)
Debt securities:
U.S. Treasury securities	$1,251,621	$2,912	$(2,346)	$1,252,187
Mortgage-backed securities	88,232	141	(588)	87,785
Interest-only securities(a)	4,056	1,081	—	5,137
Principal-only securities	226	158	—	384
States & political subdivisions	4,999	—	(36)	4,963
Other	20,309	142	—	20,451

Total debt securities	1,369,443	4,434	(2,970)	1,370,907
Equity securities	1,500	—	(802)	698

Total	$1,370,943	$4,434	$(3,772)	$1,371,605

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

	December 31, 2004

		Gross Unrealized

	Cost	Gains	Losses	Fair Value

	(In thousands)
Debt securities:
U.S. Treasury securities	$1,103,087	$12,889	$(1,444)	$1,114,532
Mortgage-backed securities	98,293	4,543	(4,778)	98,058
Interest-only securities(a)	6,047	838	—	6,885
Principal-only securities	314	361	—	675
States & political subdivisions	5,096	—	—	5,096
Other	9,797	144	—	9,941

Total debt securities	1,222,634	18,775	(6,222)	1,235,187
Equity securities	10,099	—	(628)	9,471

Total	$1,232,733	$18,775	$(6,850)	$1,244,658

(a)	These interest-only securities are retained interests from the Company’s off-balance sheet securitizations.
      The Company had other than temporary impairment writedowns of $0.7 and $1.9 million for the six months ended June 30, 2005 and 2004, respectively.
      The following table presents gross gains and losses realized upon the sales of available for sale securities reported in gain (loss) on investment securities:

Six Months Ended June 30,	2005	2004

	(In thousands)
Gross realized gains	$22,511	$—
Gross realized losses	(1,378)	(740)

Net realized gains (losses)	$21,133	$(740)

      Investment securities that were in an unrealized loss position as of June 30, 2005 had a fair value of $477.6 million and gross unrealized losses of $3.8 million. The fair value of these securities in a continuous loss position less than twelve months was $458.8 million with gross unrealized losses of $2.6 million. In the opinion of management, there were not any available for sale securities deemed to be other than temporarily impaired as of June 30, 2005.
      The Company has pledged as collateral, available for sale investment securities with carrying amounts totaling $1.3 billion at June 30, 2005 in connection with certain borrowings.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

4.	Mortgage Loans Held for Investment
      Mortgage loans held for investment consisted of the following:

	June 30,	December 31,
	2005	2004

	(In thousands)
Prime conforming	$1,413,186	$972,705
Prime non-conforming	5,984,181	4,937,544
Nonprime	45,838,628	47,425,595
Prime second-lien	3,317,282	4,370,767
Government	1,115	1,699

Total	56,554,392	57,708,310
Less allowance for loan losses	(933,598)	(872,954)

Total, net	$55,620,794	$56,835,356

      At June 30, 2005, the unpaid principal balance of mortgage loans held for investment relating to securitization transactions accounted for as collateralized borrowings in securitization trusts and pledged as collateral totaled $47.4 billion. The investors in these on-balance sheet securitizations and the securitization trusts have no recourse to the Company’s other assets beyond the loans pledged as collateral. Additionally at June 30, 2005, the Company pledged mortgage loans held for investment of $7.4 billion as collateral for other secured borrowings.
      At June 30, 2005, mortgage loans held for investment on nonaccrual status totaled $5.1 billion. If nonaccrual mortgage loans held for investment had performed in accordance with their original terms, the Company would have recorded additional interest income of approximately $181.0 and $124.3 million during the six months ended June 30, 2005 and 2004, respectively.
      The Company mitigates some of the credit risk associated with holding certain of the mortgage loans for investment by purchasing mortgage insurance. Mortgage loans with an unpaid principal balance of $4.8 billion at June 30, 2005 have limited protection through this insurance.

5.	Lending Receivables
      The composition of lending receivables was as follows:

	June 30,	December 31,
	2005	2004

	(In thousands)
Warehouse	$6,369,581	$5,481,622
Construction	2,407,971	2,174,688
Commercial business	1,076,984	1,086,405
Healthcare	588,614	399,770
Commercial real estate	207,582	311,659
Other	46,792	44,976

Total	10,697,524	9,499,120
Less allowance for loan losses	(160,782)	(141,723)

Total, net	$10,536,742	$9,357,397

      At June 30, 2005, the Company pledged lending receivables of $7.6 billion as collateral for certain borrowings.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

6.	Allowance for Loan Losses
      The following is a summary of the activity in the allowance for loan losses for the six months ended June 30, 2005 and 2004 (in thousands):

	Mortgage
	Loans Held
	for	Lending
	Investment	Receivables	Total

Balance at January 1, 2005	$872,954	$141,723	$1,014,677
Provision for loan losses	276,575	21,351	297,926
Charge-offs	(239,072)	(2,552)	(241,624)
Recoveries	23,141	260	23,401

Balance at June 30, 2005	$933,598	$160,782	$1,094,380

Balance at January 1, 2004	$490,991	$126,959	$617,950
Provision for loan losses	363,238	16,614	379,852
Charge-offs	(194,090)	(20,054)	(214,144)
Recoveries	6,280	104	6,384

Balance at June 30, 2004	$666,419	$123,623	$790,042

7.	Mortgage Servicing Rights
      The following table summarizes the Company’s activity related to mortgage servicing rights:

	2005	2004

	(In thousands)
Balance at January 1	$4,294,846	$4,333,609
Originations and purchases, net of sales	665,048	766,478
Amortization	(487,467)	(370,276)
Valuation adjustments for hedge accounting	(338,004)	237,663
Other than temporary impairment	(20,514)	(340,285)

Balance at June 30	4,113,909	4,627,189
Valuation allowance	(867,582)	(890,288)

Carrying value at June 30	$3,246,327	$3,736,901

Estimated fair value at June 30	$3,259,000	$3,739,000

      The following table summarizes the Company’s activity related to changes in the valuation allowance for impairment of mortgage servicing rights:

	2005	2004

	(In thousands)
Balance at January 1	$928,854	$1,149,302
Additions (deductions)	(40,758)	81,271
Other than temporary impairment	(20,514)	(340,285)

Balance at June 30	$867,582	$890,288

      The Company’s other than temporary impairment recorded during the six months ended June 30, 2005 and 2004 had no impact on the results of operations or financial condition of the Company.
      At June 30, 2005, the Company pledged mortgage servicing rights of $412.0 million as collateral for borrowings.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

8.	Borrowings
      Borrowings were as follows:

	June 30,	December 31,
	2005	2004

	(In thousands)
Affiliate borrowings	$8,253,463	$10,006,242
Collateralized borrowings in securitization trusts(a)	46,535,191	50,708,476
Other borrowings:
Secured aggregation facilities	11,048,572	9,867,955
Repurchase agreements	8,844,800	6,598,433
Senior unsecured notes(a)	3,996,963	—
FHLB advances — short-term	800,000	853,000
FHLB advances — long-term(a)	1,293,000	654,000
Debt collateralized by mortgage loans	1,333,058	736,538
Investor custodial funds	162,531	1,915,061
Third-party bank credit facilities	157,500	766,500
Securities purchased under forward contracts	—	226,844
Other — short-term	1,589,279	1,899,196
Other — long-term(a)	192,550	186,123

Total other borrowings	29,418,253	23,703,650

Total borrowings	$84,206,907	$84,418,368

(a)	Represents borrowings with an original contractual maturity in excess of one year.
      The following summarizes assets that are restricted as collateral for the payment of certain debt obligations:

	June 30,	December 31,
	2005	2004

	(In thousands)
Mortgage loans held for investment	$54,768,453	$55,370,161
Mortgage loans held for sale	11,448,836	10,996,204
Lending receivables	7,639,302	5,426,695
Trading securities	2,366,791	2,213,045
Available for sale securities	1,252,188	1,114,532
Servicing advances	640,831	—
Mortgage servicing rights	412,004	444,601
Other assets	447,878	143,196

Total assets restricted as collateral	$78,976,283	$75,708,434

Related secured debt	$70,494,633	$69,933,446

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

9.	Deposit Liabilities
      Deposit liabilities were as follows:

	June 30,	December 31,
	2005	2004

	(In thousands)
Non-interest bearing deposits	$1,811,728	$1,302,677
NOW and money market checking accounts	381,508	353,609
Certificates of deposit	797,760	8,684

Total	$2,990,996	$1,664,970

      Non-interest bearing deposits represent third-party escrows associated with the Company’s loan servicing portfolio. The escrow deposits are not subject to an executed agreement and can be withdrawn without penalty at any time. As of June 30, 2005, certificates of deposit included $673.4 million of brokered certificates of deposit.

10.	Derivative Instruments
      The Company’s risk management objectives are to minimize market risk and cash flow volatility associated with interest rate, prepayment, and basis risks related to certain assets and liabilities. Derivative financial instruments are used as part of the Company’s risk management policy to manage risk related to specific groups of assets and liabilities, including trading securities, mortgage loans held for sale, mortgage loans held for investment, mortgage servicing rights and collateralized borrowings in securitization trusts. The Company also utilizes foreign currency swaps and forward contracts to hedge foreign currency denominated assets and liabilities. In addition, the Company holds derivative instruments such as commitments to purchase or originate mortgage loans that it has entered into in the normal course of business.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
      The following table summarizes the pretax earnings impact of the changes in fair value for each type of accounting hedge classification segregated by the asset or liability hedged:

Six months ended June 30,	2005	2004	Income Statement Classification

	(In millions)
Fair value hedge ineffectiveness gain (loss):
Mortgage servicing rights	$9.1	$41.7	Servicing asset valuation and hedge gain
Mortgage loans held for sale	(14.7)	(5.1)	Gain on sale of mortgage loans
Senior unsecured notes	(1.6)	—	Interest expense
Cash flow hedges ineffectiveness gain (loss):
Debt and future debt issuance	0.3	(1.5)	Interest expense
Derivatives not designated as accounting hedges:
Mortgage loans held for sale and investment	(40.2)	(11.5)	Gain on sale of mortgage loans
Foreign currency debt	0.4	(8.4)	Interest expense
Mortgage servicing rights	38.6	(128.8)	Servicing asset valuation and hedge gain
Mortgage-related securities	(33.8)	(81.5)	Gain (loss)on investment securities
Other	(3.9)	(4.2)	Interest expense

Total	$(45.8)	$(199.3)

      In addition, net gains on fair value hedges excluded from assessment of effectiveness totaled $45.5 and $132.6 million for the six months ended June 30, 2005 and 2004, respectively.

11.	Related Party Transactions
      The Company incurred interest expense of $150.1 and $42.4 million for the six months ended June 30, 2005 and $111.6 and $36.3 million for the six months ended June 30, 2004 related to borrowings from GMAC and other GM affiliated entities, respectively.
      The Company pays GMAC fees to guarantee the notes payable and other borrowings of its international subsidiaries. The Company paid GMAC fees of $0.8 and $0.6 million for the six months ended June 30, 2005 and 2004, respectively. The Company has agreed to reimburse GMAC for any losses related to these guarantees.
      The Company has entered into an agreement with GM to provide certain services through its call center operations. In exchange for these services, the Company received $1.8 and $7.1 million from GM during the six months ended June 30, 2005 and 2004, respectively.
      The Company provides working capital funding and construction lending financing for a subsidiary of an equity method investee. The subsidiary of the investee had outstanding working capital balances of $32.0 million at June 30, 2005. The Company recognized interest income of $1.7 and $1.9 million for the six months ended June 30, 2005 and 2004, respectively, on these balances. The subsidiary of the investee had an outstanding construction lending receivable balance of $118.8 million at June 30, 2005. The Company recognized interest income on these receivables of $3.6 and $2.7 million for the six months ended June 30, 2005 and 2004, respectively.

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)
      The Company provides working capital and warehouse funding to other equity method investees. The investees had outstanding working capital balances of $3.4 million at June 30, 2005. The Company recognized interest income of $0.1 and $0.2 million for the six months ended June 30, 2005 and 2004, respectively, on these balances. The outstanding warehouse lending receivable balance for the investees was $194.9 million as of June 30, 2005. The Company recognized interest income on these receivables of $3.7 and $1.8 million for the six months ended June 30, 2005 and 2004, respectively. The Company purchased $105.7 and $410.8 million of loans at market prices from the investee during the first six months of 2005 and 2004, respectively.
      The Company had short-term receivables from unconsolidated affiliates of $13.9 million included within accounts receivable at June 30, 2005.

12.	Segment Information
      Financial results for the Company’s reportable operating segments were as follows:

		Residential	Business	International
	GMAC	Capital	Capital	Business	Corporate
Three Months Ended June 30,	Residential	Group	Group	Group	and other	Eliminations	Consolidated

	(In thousands)
2005
Net interest income	$70,526	$335,216	$35,757	$47,340	$16,230	$—	$505,069
Provision for loan losses	4,002	(132,091)	(12,191)	(2,074)	260	—	(142,094)
Other revenue	301,001	153,047	66,260	84,607	130,515	—	735,430

Total net revenue	375,529	356,172	89,826	129,873	147,005	—	1,098,405
Operating expenses	225,155	200,203	20,829	60,699	132,472	—	639,358

Income before income tax expense	150,374	155,969	68,997	69,174	14,533	—	459,047
Income tax expense (benefit)	57,540	58,472	25,657	20,650	(3,698)	—	158,621

Net income	$92,834	$97,497	$43,340	$48,524	$18,231	$—	$300,426

Total assets	$19,420,718	$64,653,984	$4,959,319	$8,191,500	$12,080,166	$(10,980,376)	$98,325,311

		Residential	Business	International
	GMAC	Capital	Capital	Business	Corporate
Three Months Ended June 30,	Residential	Group	Group	Group	and other	Eliminations	Consolidated

	(In thousands)
2004
Net interest income (expense)	$90,814	$559,707	$31,440	$24,917	$(5,288)	$—	$701,590
Provision for loan losses	(1,193)	(194,379)	(150)	(760)	(151)	—	(196,633)
Other revenue	262,694	70,922	49,444	74,968	137,103	—	595,131

Total net revenue	352,315	436,250	80,734	99,125	131,664	—	1,100,088
Operating expenses	192,191	212,914	14,344	48,032	145,622	—	613,103

Income (loss) before income tax expense	160,124	223,336	66,390	51,093	(13,958)	—	486,985
Income tax expense (benefit)	85,866	115,347	25,395	10,218	(22,679)	—	214,147

Net income	$74,258	$107,989	$40,995	$40,875	$8,721	$—	$272,838

Total assets	$15,462,040	$63,506,704	$3,895,319	$5,425,704	$169,530	$—	$88,459,297

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

		Residential	Business	International
	GMAC	Capital	Capital	Business	Corporate
Six Months Ended June 30,	Residential	Group	Group	Group	and other	Eliminations	Consolidated

	(In thousands)
2005
Net interest income	$143,741	$751,265	$72,971	$77,458	$10,331	$—	$1,055,766
Provision for loan losses	2,899	(280,438)	(19,663)	(744)	20	—	(297,926)
Other revenue	579,072	345,821	116,298	144,080	282,871	—	1,468,142

Total net revenue	725,712	816,648	169,606	220,794	293,222	—	2,225,982
Operating expenses	429,588	414,955	38,039	119,111	236,392	—	1,238,085

Income before income tax expense	296,124	401,693	131,567	101,683	56,830	—	987,897
Income tax expense	124,099	152,662	49,640	30,513	8,762	—	365,676

Net income	$172,025	$249,031	$81,927	$71,170	$48,068	$—	$622,221

Total assets	$19,420,718	$64,653,984	$4,959,319	$8,191,500	$12,080,166	$(10,980,376)	$98,325,311

		Residential	Business	International
	GMAC	Capital	Capital	Business	Corporate
Six Months Ended June 30,	Residential	Group	Group	Group	and other	Eliminations	Consolidated

	(In thousands)
2004
Net interest income (expense)	$165,158	$1,044,278	$53,143	$46,615	$(11,090)	$—	$1,298,104
Provision for loan losses	(2,709)	(369,764)	(5,359)	(1,774)	(246)	—	(379,852)
Other revenue	438,435	247,138	92,062	114,671	234,207	—	1,126,513

Total net revenue	600,884	921,652	139,846	159,512	222,871	—	2,044,765
Operating expenses	379,730	414,800	28,341	92,132	253,131	—	1,168,134

Income (loss) before income tax expense	221,154	506,852	111,505	67,380	(30,260)	—	876,631
Income tax expense (benefit)	109,908	223,747	42,651	13,738	(20,958)	—	369,086

Net income (loss)	$111,246	$283,105	$68,854	$53,642	$(9,302)	$—	$507,545

Total assets	$15,462,040	$63,506,704	$3,895,319	$5,425,704	$169,530	$—	$88,459,297

13.	Regulatory Matters
      Certain subsidiaries of the Company associated with the Company’s mortgage and real estate operations are required to maintain certain regulatory net worth requirements. Failure to meet minimum capital requirements can initiate certain mandatory actions by federal and state agencies that could have a material effect on the Company’s results of operations and financial condition. These entities were in compliance with these requirements throughout the six months ended June 30, 2005.
      As a federally chartered savings bank regulated by the Office of Thrift Supervision, GMAC Bank has complied with the following regulatory capital guidelines:

	Minimum	Minimum to be	June 30,	December 31,
	required	well-capitalized	2005	2004

Tier 1 leverage	4.0%	5.0%	10.4%	11.9%
Tier 1 risk-based capital	4.0	6.0	17.2	17.3
Total risk-based capital	8.0	10.0	17.3	17.5

RESIDENTIAL CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (Unaudited) — (Continued)

14.	Supplemental Financial Information
      The following supplemental financial information presents the consolidating condensed balance sheet, statement of income and statement of cash flows for the Company, the guarantor and non-guarantor subsidiaries. The senior unsecured notes issued by the Company are unconditionally and jointly and severally guaranteed by certain domestic subsidiaries.
      As a holding company, the Company is dependent upon dividends and other payments from its subsidiaries to generate the funds necessary to meet future obligations. The Company and any guarantor subsidiary are able to control receipt of dividends and other payments from their respective subsidiaries subject to the satisfaction of covenants and conditions contained in any existing and future financing documents. Certain statutory restrictions or regulatory constraints may also restrict the payment of amounts to the Company or any guarantor subsidiary.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEET
June 30, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
ASSETS
Cash and cash equivalents	$1,541,257	$118,184	$589,223	$(59,275)	$2,189,389
Mortgage loans held for sale	—	7,255,434	7,761,344	3,492	15,020,270
Trading securities	—	1,513,453	2,219,937	(11,419)	3,721,971
Available for sale securities	—	1,258,406	113,199	—	1,371,605
Mortgage loans held for investment, net	—	660,317	54,960,477	—	55,620,794
Lending receivables, net	—	2,420,592	8,126,035	(9,885)	10,536,742
Mortgage servicing rights, net	—	3,242,631	3,696	—	3,246,327
Accounts receivable	837	925,194	1,322,303	(364,299)	1,884,035
Investments in real estate and other	—	216,365	1,310,020	—	1,526,385
Goodwill	—	214,073	235,953	—	450,026
Other assets	24,491	5,212,518	2,045,486	(4,524,728)	2,757,767
Investment in and loans to subsidiaries	16,035,859	3,462,620	—	(19,498,479)	—

Total assets	$17,602,444	$26,499,787	$78,687,673	$(24,464,593)	$98,325,311

LIABILITIES
Borrowings:
Affiliate borrowings	$6,500,000	$10,874,000	$1,824,463	$(10,945,000)	$8,253,463
Collateralized borrowings in securitization trusts	—	1,220	46,545,390	(11,419)	46,535,191
Other borrowings	3,996,963	7,557,806	18,237,651	(374,167)	29,418,253

Total borrowings	10,496,963	18,433,026	66,607,504	(11,330,586)	84,206,907
Deposit liabilities	—	—	3,050,271	(59,275)	2,990,996
Other liabilities	44,799	3,011,278	5,578,710	(4,568,061)	4,066,726

Total liabilities	10,541,762	21,444,304	75,236,485	(15,957,922)	91,264,629

STOCKHOLDER’S EQUITY
Common stock and paid-in capital	3,350,459	1,350,460	1,282,608	(2,633,068)	3,350,459
Retained earnings	3,582,182	3,576,982	2,040,470	(5,617,452)	3,582,182
Accumulated other comprehensive income	128,041	128,041	128,110	(256,151)	128,041

Total stockholder’s equity	7,060,682	5,055,483	3,451,188	(8,506,671)	7,060,682

Total liabilities and stockholder’s equity	$17,602,444	$26,499,787	$78,687,673	$(24,464,593)	$98,325,311

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF INCOME
Three Months Ended June 30, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
Revenue
Interest income	$67,538	$259,162	$1,108,536	$(80,106)	$1,355,130
Interest expense	57,466	171,028	700,605	(79,038)	850,061

Net interest income	10,072	88,134	407,931	(1,068)	505,069
Provision for loan losses	—	33,634	108,460	—	142,094

Net interest income after provision for loan losses	10,072	54,500	299,471	(1,068)	362,975
Gain on sale of mortgage loans, net	—	80,088	70,851	(335)	150,604
Servicing fees	—	354,506	(8,709)	(541)	345,256
Amortization and impairment of servicing rights	—	(307,170)	241	—	(306,929)
Servicing asset valuation and hedge gain, net	—	161,128	—	—	161,128

Net servicing fees	—	208,464	(8,468)	(541)	199,455
Gain (loss) on investment securities, net	(1,553)	46,387	58,635	—	103,469
Real estate related revenues	—	59,009	134,676	—	193,685
Other income	1	18,787	93,404	(23,975)	88,217

Total net revenue	8,520	467,235	648,569	(25,919)	1,098,405
Expenses
Compensation and benefits	—	217,883	146,992	—	364,875
Professional fees	15	33,711	12,359	—	46,085
Data processing and telecommunications	—	36,179	11,449	—	47,628
Advertising	—	35,798	10,815	—	46,613
Occupancy	—	19,108	11,729	—	30,837
Other	85	92,997	51,504	(41,266)	103,320

Total expenses	100	435,676	244,848	(41,266)	639,358

Income before income tax expense	8,420	31,559	403,721	15,347	459,047
Income tax expense	3,220	14,299	135,236	5,866	158,621

Income before equity in net earnings of subsidiaries	5,200	17,260	268,485	9,481	300,426
Equity in net earnings of subsidiaries	295,226	277,966	—	(573,192)	—

Net income	$300,426	$295,226	$268,485	$(563,711)	$300,426

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF INCOME
Three Months Ended June 30, 2004

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
Revenue
Interest income	$—	$182,574	$1,081,188	$(6,838)	$1,256,924
Interest expense	—	91,518	472,121	(8,305)	555,334

Net interest income	—	91,056	609,067	1,467	701,590
Provision for loan losses	—	90,672	105,961	—	196,633

Net interest income after provision for loan losses	—	384	503,106	1,467	504,957
Gain on sale of mortgage loans, net	—	143,231	74,909	(140)	218,000
Servicing fees	—	321,657	(8,546)	(566)	312,545
Amortization and impairment of servicing rights	—	(135,676)	92	—	(135,584)
Servicing asset valuation and hedge loss, net	—	(84,889)	(30,836)	—	(115,725)

Net servicing fees	—	101,092	(39,290)	(566)	61,236
Gain (loss) on investment securities, net	—	(2,643)	59,762	—	57,119
Real estate related revenues	—	46,073	133,884	—	179,957
Other income	—	28,593	72,167	(21,941)	78,819

Total net revenue	—	316,730	804,538	(21,180)	1,100,088
Expenses
Compensation and benefits	—	191,994	137,013	—	329,007
Professional fees	—	38,496	10,390	—	48,886
Data processing and telecommunications	—	34,784	11,957	—	46,741
Advertising	—	30,604	6,779	—	37,383
Occupancy	—	16,793	9,640	—	26,433
Other	—	70,258	75,436	(21,041)	124,653

Total expenses	—	382,929	251,215	(21,041)	613,103

Income (loss) before income tax expense	—	(66,199)	553,323	(139)	486,985
Income tax expense	—	20,811	193,385	(49)	214,147

Income (loss) before equity in net earnings of subsidiaries	—	(87,010)	359,938	(90)	272,838
Equity in net earnings of subsidiaries	—	359,848	—	(359,848)	—

Net income	$—	$272,838	$359,938	$(359,938)	$272,838

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF INCOME
Six Months Ended June 30, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
Revenue
Interest income	$67,538	$470,818	$2,223,286	$(89,905)	$2,671,737
Interest expense	57,466	290,341	1,359,117	(90,953)	1,615,971

Net interest income	10,072	180,477	864,169	1,048	1,055,766
Provision for loan losses	—	88,447	209,479	—	297,926

Net interest income after provision for loan losses	10,072	92,030	654,690	1,048	757,840
Gain on sale of mortgage loans, net	—	251,514	228,216	517	480,247
Servicing fees	—	700,543	(13,472)	(1,048)	686,023
Amortization and impairment of servicing rights	—	(447,275)	566	—	(446,709)
Servicing asset valuation and hedge gain, net	—	93,267	—	—	93,267

Net servicing fees	—	346,535	(12,906)	(1,048)	332,581
Gain (loss) on investment securities, net	(1,553)	100,620	76,517	—	175,584
Real estate related revenues	—	105,723	219,336	—	325,059
Other income	1	37,109	168,923	(51,362)	154,671

Total net revenue	8,520	933,531	1,334,776	(50,845)	2,225,982
Expenses
Compensation and benefits	—	426,506	258,300	—	684,806
Professional fees	15	74,470	21,898	—	96,383
Data processing and telecommunications	—	69,327	27,746	—	97,073
Advertising	—	68,421	17,497	—	85,918
Occupancy	—	37,762	22,642	—	60,404
Other	85	161,644	119,478	(67,706)	213,501

Total expenses	100	838,130	467,561	(67,706)	1,238,085

Income before income tax expense	8,420	95,401	867,215	16,861	987,897
Income tax expense	3,220	65,354	290,686	6,416	365,676

Income before equity in net earnings of subsidiaries	5,200	30,047	576,529	10,445	622,221
Equity in net earnings of subsidiaries	617,021	586,974	—	(1,203,995)	—

Net income	$622,221	$617,021	$576,529	$(1,193,550)	$622,221

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF INCOME
Six Months Ended June 30, 2004

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
Revenue
Interest income	$—	$371,817	$1,997,853	$(11,000)	$2,358,670
Interest expense	—	170,709	902,324	(12,467)	1,060,566

Net interest income	—	201,108	1,095,529	1,467	1,298,104
Provision for loan losses	—	161,345	218,507	—	379,852

Net interest income after provision for loan losses	—	39,763	877,022	1,467	918,252
Gain on sale of mortgage loans, net	—	254,843	171,400	(5,808)	420,435
Servicing fees	—	634,068	(16,432)	(1,467)	616,169
Amortization and impairment of servicing rights	—	(451,738)	191	—	(451,547)
Servicing asset valuation and hedge gain (loss), net	—	45,514	(30,836)	—	14,678

Net servicing fees	—	227,844	(47,077)	(1,467)	179,300
Gain on investment securities, net	—	40,204	28,078	—	68,282
Real estate related revenues	—	77,832	212,015	—	289,847
Other income	—	67,348	141,604	(40,303)	168,649

Total net revenue	—	707,834	1,383,042	(46,111)	2,044,765
Expenses
Compensation and benefits	—	380,437	232,833	—	613,270
Professional fees	—	74,036	19,287	—	93,323
Data processing and telecommunications	—	69,168	23,623	—	92,791
Advertising	—	58,779	12,142	—	70,921
Occupancy	—	33,022	18,597	—	51,619
Other	—	152,537	133,976	(40,303)	246,210

Total expenses	—	767,979	440,458	(40,303)	1,168,134

Income (loss) before income tax expense	—	(60,145)	942,584	(5,808)	876,631
Income tax expense	—	33,793	337,326	(2,033)	369,086

Income (loss) before equity in net earnings of subsidiaries	—	(93,938)	605,258	(3,775)	507,545
Equity in net earnings of subsidiaries	—	601,483	—	(601,483)	—

Net income	$—	$507,545	$605,258	$(605,258)	$507,545

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2005

		Guarantor	Non-Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
	Restated
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$24,670	$(5,519,790)	$956,638	$(257,028)	$(4,795,510)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net increase in lending receivables	—	(287,852)	(812,783)	—	(1,100,635)
Originations and purchases of mortgage loans held for investment	—	(7,471,768)	(2,539,435)	—	(10,011,203)
Proceeds from sales and repayments of mortgage loans held for investment	—	3,586,779	10,693,169	—	14,279,948
Purchases of available for sale securities	—	(552,144)	(10,597)	—	(562,741)
Proceeds from sales and repayments of available for sale securities	—	434,793	10,165	—	444,958
Additions to mortgage servicing rights	—	(69,471)	3,047	—	(66,424)
Purchase of and advances to investments in real estate and other	—	(15,453)	(413,368)	—	(428,821)
Proceeds from sales of and returns of investments in real estate and other	—	64,049	309,395	—	373,444
Payment of capital contribution	—	(5,884)	—	5,884	—
Net increase in affiliate lending	(2,971,376)	—	—	2,971,376	—
Other, net	—	(26,127)	144,279	—	118,152

Net cash provided by (used in) investing activities	(2,971,376)	(4,343,078)	7,383,872	2,977,260	3,046,678
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in affiliate borrowings	491,000	2,757,000	(64,299)	(2,971,376)	212,325
Net increase (decrease) in other short-term borrowings	—	27,958	471,072	240,893	739,923
Proceeds from issuance of collateralized borrowings in securitization trusts	—	6,547,583	282,000	—	6,829,583
Repayments of collateralized borrowings in securitization trusts	—	—	(10,817,845)	—	(10,817,845)
Proceeds from other long-term borrowings	3,996,963	—	829,000	—	4,825,963
Repayments of other long-term borrowings	—	—	(64,268)	—	(64,268)
Proceeds from capital contribution	—	—	5,884	(5,884)	—
Increase in deposit liabilities	—	—	1,326,026	—	1,326,026

Net cash provided by (used in) financing activities	4,487,963	9,332,541	(8,032,430)	(2,736,367)	3,051,707
Effect of foreign exchange rates on cash and cash equivalents	—	—	(12,569)	—	(12,569)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,541,257	(530,327)	295,511	(16,135)	1,290,306
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	—	648,511	293,712	(43,140)	899,083

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,541,257	$118,184	$589,223	$(59,275)	$2,189,389

SUPPLEMENTAL DISCLOSURES FOR NON-CASH TRANSACTIONS:
Transfer of $6.6 billion of mortgage loans held for investment from guarantor subsidiaries to non-guarantor subsidiaries.
Transfer of $6.5 billion of collateralized borrowings in securitization trusts from guarantor subsidiaries to non-guarantor subsidiaries.
Assumption of $8.0 billion in affiliate borrowings by parent and loans to subsidiaries of $8.0 billion.
Transfer of ownership of subsidiaries from GMAC Mortgage Group to parent of $4.4 billion.

RESIDENTIAL CAPITAL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2004

			Non-
		Guarantor	Guarantor
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated

	(Dollars in thousands)
	Restated
NET CASH PROVIDED BY OPERATING ACTIVITIES	$—	$(1,513,925)	$2,754,533	$(6,003)	$1,234,605
CASH FLOWS FROM INVESTING ACTIVITIES:
Net (increase) decrease in lending receivables	—	288,779	(1,389,039)	—	(1,100,260)
Originations and purchases of mortgage loans held for investment	—	(18,610,804)	(218,650)	—	(18,829,454)
Proceeds from sales and repayments of mortgage loans held for investment	—	2,282,335	6,401,862	—	8,684,197
Purchases of available for sale securities	—	(356,105)	(25,951)	—	(382,056)
Proceeds from sales and repayments of available for sale securities	—	3,481	8,214	—	11,695
Additions to mortgage servicing rights	—	(121,575)	(4,537)	—	(126,112)
Purchase of and advances to investments in real estate and other	—	(36,205)	(231,224)	—	(267,429)
Proceeds from sales of and returns of investments in real estate and other	—	78,026	273,046	—	351,072
Payment of capital contribution	—	(30,811)	—	30,811	—
Other, net	—	202,441	12,786	—	215,227

Net cash provided by (used in) investing activities	—	(16,300,438)	4,826,507	30,811	(11,443,120)
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in affiliate borrowings	—	537,311	(746,151)	—	(208,840)
Net increase (decrease) in other short-term borrowings	—	350,799	(567,106)	(19,454)	(235,761)
Proceeds from issuance of collateralized borrowings in securitization trusts	—	16,508,357	508,167	—	17,016,524
Repayments of collateralized borrowings in securitization trusts	—	—	(7,195,490)	15,021	(7,180,469)
Repayments of other long-term borrowings	—	—	(209,124)	—	(209,124)
Proceeds from capital contribution	—	—	30,811	(30,811)	—
Increase in deposit liabilities	—	—	650,680	—	650,680

Net cash provided by (used in) financing activities	—	17,396,467	(7,528,213)	(35,244)	9,833,010
Effect of foreign exchange rates on cash and cash equivalents	—	—	2,021	—	2,021

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	(417,896)	54,848	(10,436)	(373,484)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	—	666,430	295,671	(21,008)	941,093

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$—	$248,534	$350,519	$(31,444)	$567,609

SUPPLEMENTAL DISCLOSURES FOR NON-CASH TRANSACTIONS:
Transfer of $16.9 billion of mortgage loans held for investment from guarantor subsidiaries to non-guarantor subsidiaries.
Transfer of $16.5 billion of collateralized borrowings in securitization trusts from guarantor subsidiaries to non-guarantor subsidiaries.